Description of Business and Summary of Significant Accounting Policies - Future Amortization Expense Related to Finite-lived Intangible Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Future amortization expense related to finite-lived intangible assets
2015	$ 2,040
2016	1,718
2017	1,207
2018	5
2019	5
Thereafter	17
Net Carrying Amount	$ 4,992	$ 7,337